Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of February 19, 2021 among CRACKER BARREL OLD COUNTRY STORE, INC., a Tennessee corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below and amended hereby).

RECITALS

WHEREAS, the Borrower, the Guarantors party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and Collateral Agent, have entered into that certain Credit Agreement dated as of September 5, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below, upon and subject to the terms and conditions specified in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Amendments.  Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)          The following definition is added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Fourth Amendment Effective Date” means February 19, 2021.

(b)         The definitions of “Covenant Relief Period” and “Revolving A Credit Commitment” in Section 1.01 of the Credit Agreement are amended and restated in their entireties to read as follows:

“Covenant Relief Period” means the period commencing on the Third Amendment Effective Date and continuing through the date the Administrative Agent receives the financial statements and Officer’s Compliance Certificate required to be delivered pursuant to Section 5.03(c) for the fiscal quarter of the Borrower ending October 29, 2021, evidencing the Borrower’s compliance with the covenants in Section 5.04 as of the end of such fiscal quarter.

“Revolving A Credit Commitment” means (a) as to any Lender, the obligation of such Lender to make Revolving A Credit Advances to the account of the Borrower hereunder, purchase participations in L/C Obligations and purchase participations in Swing Line Advances, in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender’s name on the Register as its Revolving A Credit Commitment, as such amount may be modified at any time or from time to time pursuant to the terms hereof and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving A Credit Advances, purchase participations in L/C Obligations and purchase participations in Swing Line Advances, as such amount may be modified at any time or from time to time pursuant to the terms hereof.  As of the Fourth Amendment Effective Date, the aggregate Revolving A Credit Commitments are $800 million.

(c)          The portion of the first sentence of Section 2.18 of the Credit Agreement appearing before the proviso therein is amended and restated in its entirety to read as follows:

The Borrower may, at any time and from time to time (other than during the Covenant Relief Period), upon prior written notice by the Borrower to the Administrative Agent, increase the aggregate Revolving Credit Commitments under a Facility (but not the Letter of Credit Facility or Swing Line Facility) and/or add one or more new tranches of revolving credit commitments by a maximum aggregate amount of up to $260,605,263.16 for all such increases and new tranches established after the Third Amendment Effective Date, with additional revolving credit commitments from any existing Lender and/or new revolving credit commitments from any other Person selected by the Borrower and acceptable to the Administrative Agent and the Issuing Bank;

(d)          Section 5.01(p) of the Credit Agreement is amended and restated in its entirety to read as follows:

(p)          Liquidity.  From the Third Amendment Effective Date until delivery of the Officer’s Compliance Certificate required to be delivered pursuant to Section 5.03(c) for the fiscal quarter of the Borrower ending October 29, 2021, maintain Liquidity of at least $140,000,000.

(e)          The text “subsequent to the end of the Covenant Relief Period,” appearing in 5.02(g)(iii) of the Credit Agreement is deleted and the text “so long as any such dividend, purchase, redemption, retirement or acquisition occurs subsequent to the end of the Covenant Relief Period (it being understood that a dividend may be declared but not paid during the Covenant Relief Period), and” is inserted in lieu thereof.

(f)          Section 5.02(s) of the Credit Agreement is amended and restated in its entirety to read as follows:

(s)          Capital Expenditures.  During the period commencing on the Fourth Amendment Effective Date and ending on July 30, 2021, make cash payments made in respect of capital expenditures in excess of $70,000,000 in the aggregate.

(g)          Clauses (b) and (c) of Section 5.03 of the Credit Agreement are amended and restated in their entireties to read as follows:

(b)          Annual Financials.  As soon as available and in any event within 90 days after the end of each Fiscal Year, a copy of the annual audit report for such year for the Borrower and its Subsidiaries, including therein consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of income and a consolidated statement of cash flows of the Borrower and its Subsidiaries for such Fiscal Year, in each case accompanied by an opinion acceptable to the Administrative Agent of Deloitte & Touche LLP or such other independent registered public accountants of recognized standing acceptable to the Administrative Agent, together with (i) a certificate of such accounting firm to the Lender Parties stating that in the course of the regular audit of the business of the Borrower and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default of a financial nature under Sections 5.02(a), 5.02(b), 5.02(f) or 5.04 has occurred and is continuing, or if, in the opinion of such accounting firm, a Default of a financial nature under Sections 5.02(a), 5.02(b), 5.02(f) or 5.04 has occurred and is continuing, a statement as to the nature thereof and (ii) a compliance certificate of the chief financial officer of the Borrower (A) setting forth in detail reasonably acceptable to the Administrative Agent the compliance with the negative covenants contained in Section 5.02 (including provisions with respect to dispositions and acquisitions of assets) and stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto and (B) that includes or to which is attached a schedule in form satisfactory to the Administrative Agent of the computations used by the Borrower in determining compliance with the covenants contained in Section 5.04 (it being understood that such a compliance certificate (including such computations) shall be required for each such Fiscal Year, even if actual compliance with the covenants contained in Section 5.04 is not being tested for such Fiscal Year (or any portion thereof)); provided that in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP.

(c)          Quarterly Financials.  As soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of each Fiscal Year, consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal quarter and consolidated statements of income and a consolidated statement of cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and consolidated statements of income and a consolidated statement of cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to normal year-end audit adjustments) by the chief financial officer of the Borrower as having been prepared in accordance with GAAP, together with a compliance certificate of said officer (A) setting forth in detail reasonably acceptable to the Administrative Agent the compliance with the negative covenants contained in Section 5.02 (including provisions with respect to dispositions and acquisitions of assets) and stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto and (B) that includes or to which is attached a schedule in form satisfactory to the Administrative Agent of the computations used by the Borrower in determining compliance with the covenants contained in Section 5.04 (it being understood that such a compliance certificate (including such computations) shall be required for each such fiscal quarter, even if actual compliance with the covenants contained in Section 5.04 is not being tested for such fiscal quarter); provided that in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP.

(h)          Clauses (a) and (b) of Section 5.04 of the Credit Agreement are amended and restated in their entireties to read as follows:

(a)          Consolidated Total Leverage Ratio.  Maintain, as of the end of each Measurement Period (other than, solely for the purposes of compliance with this financial covenant and not for any other purposes under the Loan Documents, any Measurement Period which ends prior to October 29, 2021), a Consolidated Total Leverage Ratio of not more than 3.50:1.00; and

(b)          Consolidated Interest Coverage Ratio.  Maintain, as of the end of each Measurement Period (other than, solely for the purposes of compliance with this financial covenant and not for any other purposes under the Loan Documents, any Measurement Period which ends prior to October 29, 2021), a Consolidated Interest Coverage Ratio of not less than 4.00:1.00.

(i)          Section 9.17(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

(b)          Electronic Execution of Assignments.  The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent and each of the Secured Parties of a manually signed paper document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”) which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention.

(j)          Schedule 2.01 to the Credit Agreement is deleted and Schedule 2.01 attached hereto is attached to the Credit Agreement as Schedule 2.01 thereto.

Except as set forth above, all schedules and exhibits to the Credit Agreement (as amended prior to the date hereof) shall not be modified or otherwise affected hereby.

2.           Conditions Precedent.  This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a)          receipt by the Administrative Agent of counterparts of this Amendment duly executed by (i) an authorized officer acceptable to the Administrative Agent of each Loan Party, (ii) the Required Lenders and (iii) the Administrative Agent; and

(b)          the Borrower shall have paid (i) to the Administrative Agent, for the account of each of the Lenders that has executed this Amendment as of the date hereof, an amendment fee equal to 0.05% of the aggregate principal amount of the Commitments of such Lenders in effect under the Credit Agreement immediately after giving effect to this Amendment (which fee shall be for such Lenders’ participation in this Amendment, shall be payable in U.S. dollars in immediately available funds and shall be nonrefundable for any reason whatsoever) and (ii) all reasonable costs and expenses of the Administrative Agent (including reasonable and documented fees and expenses of its legal counsel) in connection with this Amendment to the extent invoiced prior to or on the date hereof (paid directly to such counsel if requested by the Administrative Agent), without prejudice to a final settling of accounts between the Administrative Agent and the Borrower.

3.          Miscellaneous.

(a)         The Credit Agreement (as amended hereby) and the obligations of the Loan Parties thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms.  This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of any Loan Document or a waiver by the Administrative Agent or any Lender of any rights and remedies under the Loan Documents, at law or in equity.

(b)       Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)          The Borrower and the Guarantors hereby represent and warrant to the Administrative Agent and the Lenders as follows:

(i)        Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment.  This Amendment and the execution and performance hereof by the Loan Parties do not conflict with any Loan Party’s organizational documents or any law, agreement or obligation by which any Loan Party is bound.

(ii)         This Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity.

(iii)        No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment.

(d)         The Loan Parties represent and warrant to the Administrative Agent and the Lenders that (i) after giving effect to this Amendment, the representations and warranties contained in each Loan Document are true and correct in all material respects (or, in the case of any representation or warranty that is qualified by materiality or Material Adverse Effect, such representation or warranty is true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof, other than any such representations or warranties that, by their express terms, refer to a specific earlier date, in which case as of such specific date, and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)         This Amendment shall constitute a Loan Document for all purposes. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.  This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  This Amendment will inure to the benefit of and bind the respective successors and permitted assigns of the parties hereto.

(f)      THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE TERMS OF SECTIONS 9.05 AND 9.06 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	CRACKER BARREL OLD COUNTRY STORE, INC.,
a Tennessee corporation

	By:	/s/Richard M. Wolfson
		Name:	Richard M. Wolfson
		Title:	Senior Vice President, General Counsel and Secretary

GUARANTORS:	CBOCS SUPPLY, INC.,
a Tennessee corporation

	By:	/s/Richard M. Wolfson
		Name:	Richard M. Wolfson
		Title:	Secretary

CBOCS WEST, INC.,
a Nevada corporation

By:	/s/Richard M. Wolfson
	Name:	Richard M. Wolfson
	Title:	Secretary

CB MUSIC LLC,
a Tennessee limited liability company

By:	/s/Richard M. Wolfson
	Name:	Richard M. Wolfson
	Title:	Secretary

CB EATERTAINMENT, INC.,
a Delaware corporation

By:	/s/Richard M. Wolfson
	Name:	Richard M. Wolfson
	Title:	Vice President, General Counsel and Secretary

CRACKER BARREL OLD COUNTRY STORE, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

CBOCS PENNSYLVANIA, LLC,
a Pennsylvania limited liability company

By:	/s/Richard M. Wolfson
	Name:	Richard M. Wolfson
	Title:	Secretary

CBOCS DISTRIBUTION, INC.,
a Tennessee corporation

By:	/s/Jeffery M. Wilson
	Name:	Jeffery M. Wilson
	Title:	Treasurer

ROCKING CHAIR, INC.,
a Nevada corporation

By:	/s/Donna Roberts
	Name:	Donna Roberts
	Title:	President and Treasurer

CBOCS TEXAS, LLC,
a Tennessee limited liability company

By:	/s/Jeffery M. Wilson
	Name:	Jeffery M. Wilson
	Title:	Manager

CBOCS PROPERTIES, INC.,
a Michigan corporation

By:	/s/S. Victoria Harvey
	Name:	S. Victoria Harvey
	Title:	President

CRACKER BARREL OLD COUNTRY STORE, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT
AND COLLATERAL AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

	By:	/s/Linda Mackey
		Name:	Linda Mackey
		Title:	Vice President

CRACKER BARREL OLD COUNTRY STORE, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as an Issuing Bank, Swing Line Bank and a Lender

	By:	/s/Christopher Holtz
		Name:	Christopher Holtz
		Title:	Senior Vice President

CRACKER BARREL OLD COUNTRY STORE, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as an Issuing Bank and a Lender

By:	/s/Maureen Malphus
	Name:	Maureen Malphus
	Title:	Vice President

CRACKER BARREL OLD COUNTRY STORE, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:	/s/Sarah Fleet
	Name:	Sarah Fleet
	Title:	Executive Director

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:	/s/Irene Stephens
	Name:	Irene Stephens
	Title:	Executive Director

CRACKER BARREL OLD COUNTRY STORE, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

REGIONS BANK, as a Lender

By:	/s/Whit Steers
	Name:	Whit Steers
	Title:	Vice President

CRACKER BARREL OLD COUNTRY STORE, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

TRUIST BANK, as a Lender

By:	/s/James Ford
	Name:	James Ford
	Title:	Managing Director

CRACKER BARREL OLD COUNTRY STORE, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/Sean P. Walters
	Name:	Sean P. Walters
	Title:	Vice President

CRACKER BARREL OLD COUNTRY STORE, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/Brian Sallee
	Name:	Brian Sallee
	Title:	Senior Vice President

CRACKER BARREL OLD COUNTRY STORE, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

FIRST HORIZON BANK, as a Lender

By:	/s/Brian Reeves
	Name:	Brian Reeves
	Title:	Senior Vice President

CRACKER BARREL OLD COUNTRY STORE, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

SYNOVUS BANK, as a Lender

By:	/s/Chandra Cockrell
	Name:	Chandra Cockrell
	Title:	Corporate Banker

CRACKER BARREL OLD COUNTRY STORE, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

PINNACLE BANK, as a Lender

By:	/s/William H. Diehl
	Name:	William H. Diehl
	Title:	Senior Vice President

CRACKER BARREL OLD COUNTRY STORE, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

SCHEDULE 2.01

COMMITMENTS AND PRO RATA SHARES

Lender	Revolving A Credit Commitment	Pro Rata Share of Revolving A Credit Commitments	Revolving B Credit Commitment	Pro Rata Share of Revolving B Credit Commitments
Bank of America, N.A.	$147,368,421.06	18.421052632%	$0.00	0.000000000%
Truist Bank	$143,157,894.74	17.894736842%	$17,894,736.84	45.424181694%
Wells Fargo Bank, National Association	$126,315,789.47	15.789473684%	$0.00	0.000000000%
Coöperatieve Rabobank U.A., New York Branch	$105,263,157.89	13.157894737%	$13,500,000.00	34.268537076%
Regions Bank	$63,157,894.74	7.894736842%	$0.00	0.000000000%
U.S. Bank National Association	$63,157,894.74	7.894736842%	$8,000,000.00	20.307281230%
PNC Bank, National Association	$58,947,368.42	7.368421053%	$0.00	0.000000000%
First Horizon Bank	$37,894,736.84	4.736842105%	$0.00	0.000000000%
Pinnacle Bank	$29,473,684.21	3.684210526%	$0.00	0.000000000%
Synovus Bank	$25,263,157.89	3.157894737%	$0.00	0.000000000%
TOTAL	$800,000,000.00	100.000000000%	$39,394,736.84	100.000000000%

SCHEDULE 2.01